Exhibit 10.1

ADDENDUM AND EXTENSION TO

EXCLUSIVE LICENSE AND DISTRIBUTION AGREEMENT

This ADDENDUM AND EXTENSION TO EXCLUSIVE LICENSE AND DISTRIBUTION AGREEMENT (this “Agreement”) is made effective 31 March 2009 (the “Effective Date”) by and among and NEXTFITNESS, INC., a Nevada corporation whose address is 235 West Sego Lily Drive, 2nd Floor, Sandy UT 84070 (“Licensor”) and WREN, INC., a Nevada corporation whose address is 235 W Sego Lily Dr., Sandy UT 84070 (“Licensee”),

A.

Licensor and Licensee entered into an Exclusive License and Distribution Agreement dated effective as of March 4, 2009, (the “License and Distribution Agreement”), wherein monthly payments were deemed to have started on the Effective Date of said Distribution and License Agreement. Licensee has not as of the date of this Agreement made the first monthly payment due under Section 1(g)(v) of said License and Distribution Agreement to Licensor.

B.

Licensor and Licensee desire to renegotiate, amend, and extend the monthly payment schedule in Section 1(g)(v) for an additional thirty (30) days from the original effective date of the Agreement.

C.

Licensor is willing to modify the License and Distribution Agreement as specified in this Agreement.

D.

Whereas, the Parties desire to amend the License and Distribution Agreement to set forth a new monthly payments schedule due and payable under Section 1(g)(v) of the License and Distribution Agreement.

NOW THEREFORE, the Parties agree to amend the License and Distribution Agreement as follows:

1.

Extension. Section 1(g)(v) of the License and Distribution Agreement is hereby amended to read as follows:

“ (v) monthly payments of $800,000 in April, 2009; $300,000 in May 2009; $200,000 in June 2009; and $200,000 in July 2009 for personnel contribution, services, facilities, intellectual property and database access, and other contributed material and introduction requested by License and that will be provided by Licensor in order to assist Licensee in exploiting the Application IP, the Keychain Trainer Distribution Rights, and the Trade IP according to the terms of this Agreement, which monthly payments shall be deemed to have started as of the Effective Date of this Agreement.”

2.

All other provisions of the License and Distribution Agreement shall remain in full force and effect.

[Signature Page to Follow]

DATED effective the day, month and year first above written.

LICENSOR: NEXTFITNESS, INC., a Nevada corporation /s/ Jeff Hays Jeff Hays, President
LICENSEE WREN, INC., a Nevada corporation /s/ Jeff Jenson Jeff Jenson, President

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